REINSURANCE	12 Months Ended
Dec. 31, 2016
Insurance [Abstract]
REINSURANCE
REINSURANCE
Certain blocks of insurance assumed in acquisitions, primarily life, long-term care, and annuities in run-off status, are subject to reinsurance where some or all of the underwriting risk related to these policies has been ceded to a third party. In addition, a large portion of our reinsurance takes the form of 100% coinsurance agreements where, in addition to all of the underwriting risk, all administrative responsibilities, including premium collections and claim payment, have also been ceded to a third party. We acquired these policies and related reinsurance agreements with the purchase of stock of companies in which the policies were originally written. We acquired these companies for business reasons unrelated to these particular policies, including the companies’ other products and licenses necessary to fulfill strategic plans.
A reinsurance agreement between two entities transfers the underwriting risk of policyholder liabilities to a reinsurer while the primary insurer retains the contractual relationship with the ultimate insured. As such, these reinsurance agreements do not completely relieve us of our potential liability to the ultimate insured. However, given the transfer of underwriting risk, our potential liability is limited to the credit exposure which exists should the reinsurer be unable to meet its obligations assumed under these reinsurance agreements.
Reinsurance recoverables represent the portion of future policy benefits payable and benefits payable that are covered by reinsurance. Amounts recoverable from reinsurers are estimated in a manner consistent with the methods used to determine future policy benefits payable as detailed in Note 2. Excluding reinsurance associated with the Health Care Reform Law discussed in Note 2, reinsurance recoverables, included in other current and long-term assets, were $822 million at December 31, 2016 and $668 million at December 31, 2015. The percentage of these reinsurance recoverables resulting from 100% coinsurance agreements was approximately 34% at December 31, 2016 and approximately 43% at December 31, 2015. Premiums ceded were $842 million in 2016, $821 million in 2015 and $357 million in 2014. Benefits ceded were $767 million in 2016, $666 million in 2015, and $272 million in 2014. Ceded premium and benefits reflect a July 1, 2014 amendment ceding all risk under a Medicaid contract to a third party reinsurer.
We evaluate the financial condition of these reinsurers on a regular basis. These reinsurers are well-known and well-established, as evidenced by the strong financial ratings at December 31, 2016 presented below:

Reinsurer	Total Recoverable	A.M. Best Rating at December 31, 2016
	(in millions)
Munich American Reassurance Company	$248	A+ (superior)
Protective Life Insurance Company	182	A+ (superior)
Employers Reassurance Corporation	130	A- (excellent)
General Re Life Corporation	129	A++ (superior)
All others	133	A+ to A- (superior to excellent)
	$822

The all other category represents 18 reinsurers with individual balances less than $76 million. Three of these reinsurers with recoverables of $93 million are subject to trust or funds withheld accounts, requiring amounts at least equal to the total recoverable from each of these reinsurers.